Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Kucher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 1 to the Quarterly Report of Battle Mountain Gold Exploration Corp. on Form 10-QSB for the quarterly period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  May 9, 2006

                                             By:/s/  Mark  Kucher
                                             -------------------------
                                             Mark  Kucher
                                             Chief  Financial  Officer

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